SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2011


                             MEIGUO VENTURES I, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    333-165726                26-3551294
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification Number)

5155 Spectrum Way, Unit #5, Mississauga, ON, Canada             L4W 5A1
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (647) 426-1640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM. 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS.

     On September 23, 2011, Teresita Rubio, our sole Director appointed Keith Roberts as a Director of the Company. Following Ms. Rubio's appointment of Mr. Roberts to the Board of Directors, she resigned from her positions as Chief Executive Officer and Director. The Board of Directors then appointed Keith Roberts as President of the Company. We are not aware of any arrangements that may result in a change in control of the Company.

     There is currently no compensatory plan or employment agreement in place for Mr. Roberts. Mr. Robert's business experience and background are set forth in the biographical information set forth below.

KEITH ROBERTS, PRESIDENT AND DIRECTOR, AGE 58

     As President of Comprehensive Business Services, Keith brings over 30 years of experience in the areas of finance, administration and manufacturing at the senior management level. After graduating from University of Waterloo with a Bachelor of Mathematics, Keith pursued a professional accounting designation obtaining his CMA in 1983. After serving several years at key level positions in a variety of industries including -

Branch Controller - NCR Canada, - 1980 - 1983
Manager of Operations - Polar Plastics Ltd. - 1983 - 1987
VP & General Manager - Kirby Manufacturing - 1987 - 1991
VP-Finance & Administration - Eco-Med Pharmaceuticals Ltd - 1991 - 1995,

Keith established his own accounting firm in 1995. For the next 10 years, Keith successfully marketed and grew his practice providing accounting, financial and overall business expertise to small business owners to over a 100 clients in all areas of industrial and retail operations until its down sizing in 2005.

     From 2005 to present, Keith has been a financial strategist and his background bodes well as he continues as President of Comprehensive Business Services consulting and utilizing his diversified skills for a select group of corporate clients.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 6, 2011

                                           MEIGUO VENTURES I, INC.


                                           By: /s/ Keith Roberts
                                               ---------------------------------
                                               Keith Roberts
                                               President

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